UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

October 10, 2016

Date of Report (Date of Earliest Event Reported)

HP Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1501 PAGE MILL ROAD, PALO ALTO, CA	94304
(Address of principal executive offices)	(Zip code)

(650) 857-1501

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05.	Costs Associated with Exit or Disposal Activities.

On October 10, 2016, the Board of Directors (the “Board”) of HP Inc. (“HP”) approved a restructuring plan (“the plan”) that it expects will be implemented through fiscal 2019 and is expected to generate gross annual run rate savings of approximately $200 million to $300 million beginning in fiscal 2020.

As part of the plan, HP expects approximately 3,000 to 4,000 employees to exit between fiscal 2017 and fiscal 2019. The changes to the workforce will vary by country, based on local legal requirements and consultations with employee works councils and other employee representatives, as appropriate.

In connection with the plan, HP anticipates incurring approximately $350 million to $500 million in restructuring and other charges due to both labor and non-labor actions. Of these amounts, HP expects to incur approximately $200 million in labor costs related to workforce reductions.

Item 7.01.	Regulation FD Disclosure.

On October 10, 2016, the Board authorized an increase of approximately 7% in HP’s planned quarterly cash dividend amount payable to holders of record of its outstanding common stock, commencing with the dividend for the first fiscal quarter of fiscal year 2017, which would result in a quarterly dividend of $0.1327 per share. Each future quarterly dividend must be declared by the Board out of legally available sources prior to payment.

On October 13, 2016, HP issued a press release entitled “HP Inc. Announces Fiscal 2017 Financial Outlook”, which discusses its 2016 Securities Analyst Meeting, during which HP provided a strategy update and financial outlook for its 2017 fiscal year. The text of the press release is furnished herewith as Exhibit 99.1. The slides presented at the 2016 Securities Analyst Meeting will be available for a period of one year thereafter at www.hp.com/investor/SAM2016.

The information reported in this report, including the press release attached as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

Forward-looking statements

This document contains forward-looking statements that involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, the results of HP and its consolidated subsidiaries may differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including but not limited to any projections of net revenue, margins, expenses, effective tax rates, net earnings, net earnings per share, cash flows, benefit plan funding, deferred tax assets, share repurchases, currency exchange rates or other financial items; any projections of the amount, timing or impact of cost savings or restructuring and other charges; any statements of the plans, strategies and objectives of management for future operations, including the execution of restricting plans and any resulting cost savings, revenue or profitability improvements; any statements concerning the expected development, performance, market share or competitive performance relating to products or services; any statements regarding current or future macroeconomic trends or events and the impact of those trends and events on HP and its financial performance; any statements regarding pending investigations, claims or disputes; any statements of expectation or belief; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the need to address the many challenges facing HP’s businesses; the competitive pressures faced by HP’s businesses; risks associated with executing HP’s strategy; the impact of macroeconomic and geopolitical trends and events; the need to manage third-party suppliers and the distribution of HP’s products and the delivery of HP’s services effectively; the protection of HP’s intellectual property assets, including intellectual property licensed from third parties; risks associated with HP’s international operations; the development and transition of new products and services and the enhancement of existing products and services to meet customer needs and respond to emerging technological trends; the execution and performance of contracts by HP and its suppliers, customers, clients and partners; the hiring and retention of key employees; integration and other risks associated with business combination and investment transactions; the results of the restricting plans, including estimates and assumptions related to the cost (including any possible disruption of HP’s business) and the anticipated benefits of implementing the restructuring plans; the resolution of pending investigations, claims and disputes; and other risks that are described in HP’s Annual Report on Form 10-K for the fiscal year ended October 31, 2015, HP’s Quarterly Reports on Form 10-Q for the fiscal quarters ended January 31, 2016, April 30, 2016 and July 31, 2016, and HP’s other filings with the Securities and Exchange Commission (the “SEC”). HP assumes no obligation and does not intend to update these forward-looking statements.

Item 8.01.	Other Events.

On October 10, 2016, the Board authorized an additional $3.0 billion for future repurchases of its outstanding shares of common stock. HP intends to use the additional authorization to repurchase its shares from time to time to offset the dilution created by shares issued under employee stock plans and to repurchase shares opportunistically. As of September 30, 2016, HP had approximately $0.8 billion of repurchase authorization remaining under the $10.0 billion repurchase authorization approved by the Board on July 21, 2011.

Repurchases by HP under the repurchase program may be effected from time to time through open market purchases, trading plans established in accordance with the SEC’s rules or other means, depending on satisfactory market conditions, applicable legal requirements and other factors. The repurchase program does not obligate HP to repurchase any particular amount of common stock, and it may be suspended at any time at HP’s discretion.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

Exhibit 99.1	HP Inc. press release, dated October 13, 2016, entitled “HP Inc. Announces Fiscal 2017 Financial Outlook.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HP Inc.

DATE: October 13, 2016	By:	/s/ RUAIRIDH ROSS
	Name:	Ruairidh Ross
	Title:	Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	HP Inc. press release, dated October 13, 2016, entitled “HP Inc. Announces Fiscal 2017 Financial Outlook.”